                                                                   Exhibit 10.93

                         PROMISSORY NOTE - TERM LOAN A
                         -----------------------------

$37,000,000                                        Dated: July 7, 1998



          FOR VALUE RECEIVED, IMPAC GROUP, INC. (the "Company") HEREBY PROMISES TO PAY to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Lender") the principal sum of THIRTY SEVEN MILLION United States Dollars ($37,000,000) (as such principal amount may be increased as a result of reallocation of such principal amount pursuant to Section 2.01(b)) of the Credit Agreement (as hereinafter defined)) in installments at the times and in the amounts set forth in the Credit Agreement in repayment of the Term Loan A made by the Lender to the Company. Interest upon the unpaid principal amount hereof shall accrue at the rates, shall be calculated in the manner and shall be payable on the dates set forth in the Credit Agreement. After maturity, whether by acceleration or otherwise, accrued interest shall be payable upon demand. Both principal and interest shall be payable in accordance with the Credit Agreement to Bank of America National Trust and Savings Association, as Agent (the "Agent"), on behalf of the Lender, at its main office in Chicago, Illinois in immediately available funds. The Term Loan A made by the Lender to the Company pursuant to the Credit Agreement and all payments on account of principal hereof shall be recorded by the Lender and, prior to any transfer thereof, endorsed on Schedule A attached hereto which is part of this Note or
                     ----------
otherwise in accordance with its usual practices; provided, however, that the
                                                  --------  -------
failure to so record shall not affect the Company's obligations under this Note.

          This Note is a Note referred to in, and is entitled to the benefits of, the Amended and Restated Multicurrency Credit Agreement, dated as of March 12, 1998 and as amended and restated as of July 7,1998 among the Company, AGI ("AGI"), Klearfold, Inc. ("Klearfold" and together with AGI, each a "L/C Borrower" and collectively the "L/C Borrowers"), the several financial institutions signatory thereto (including the Lender) and Bank of America, as Agent and Swing Line Lender (as amended, modified or supplemented from time to time, the "Credit Agreement"), and the other Loan Documents. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          The Company hereby waives presentment; demand, protest or notice of any kind in connection with this Note.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.


                                    IMPAC GROUP, INC.



                                    By:   /s/ David C. Underwood
                                        --------------------------
                                    Name:  David C. Underwood
                                    Title: Chief Financial Officer

                                                                      Schedule A
                                                                      ----------



                         Promissory Note - Term Loan A

                              dated July 7, 1998

                            payable to the order of

             Bank of America National Trust & Savings Association



                              PRINCIPAL PAYMENTS

               Amount of                             Unpaid
               Principal        Amount of          Principal         Notation
   Date         Borrowed    Principal Repaid        Balance           Made By
   ----         --------    ----------------        -------           -------
